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                                                                    Exhibit 99.2

(PER-SE TECHNOLOGIES(R) LOGO)                                PER-SE TECHNOLOGIES
                                                          1145 Sanctuary Parkway
Your Health is the Bottom Line                                         Suite 200
                                                       Alpharetta, Georgia 30004

                                                                    877/73PER-SE
                                                                  www.per-se.com

                                                       PER-SE CONTACT:
                                                       Michele Howard
                                                       voice: 770/237-7827
                                                       investors@per-se.com

FOR IMMEDIATE RELEASE

   PER-SE TECHNOLOGIES NAMES CHRIS PERKINS CHIEF OPERATING OFFICER; ORGANIZES
       OPERATIONS TO SUPPORT THE FINANCIAL SUCCESS OF HEALTHCARE PROVIDERS

ALPHARETTA, GA. - JANUARY 9, 2006 - Per-Se Technologies, Inc. (Nasdaq: PSTI) today announced its organizational structure and executive leadership team following the closing of its acquisition of NDCHealth Corporation.

The combination of Per-Se and NDCHealth creates a healthcare services and information technology leader with more than five decades of reimbursement expertise, a comprehensive product offering and an extensive client base. Per-Se's operations will be organized around the three primary provider segments it serves: physicians, hospitals and retail pharmacies. Per-Se's structure underscores its commitment to increasing the profitability of providers by reducing the administrative cost of providing care.

"Per-Se holds the leadership position in each of our market segments, supporting 115,000 physicians, 3,000 hospitals and healthcare organizations and 50,000 pharmacies," stated Philip M. Pead, Per-Se's chairman, president and chief executive officer. "We intend to strengthen our leadership position with new and enhanced products and services that meet the changing financial needs of healthcare providers."

"Our ability to connect an extensive number of hospitals, physicians and pharmacies to patients and payers provides Per-Se with a pivotal opportunity to make our healthcare system more efficient. Our goal is to increase the income of our customers, reduce the cost to patients and drive profitable growth for our Company. Our leadership team is the first step in executing on our strategy," added Pead.

CHRIS PERKINS NAMED CHIEF OPERATING OFFICER

CHRIS E. PERKINS has been named to the newly created position of chief operating officer. Perkins has been Per-Se's executive vice president and chief financial officer since February 2001. Previously, he served in various executive and operations management positions with AGCO Corporation (NYSE: AG).

"Chris's leadership has been instrumental in Per-Se's operational and financial transformation over the last several years," stated Pead. "With his combination of both financial and operational experience, the board of

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directors and I believe that Chris's unique perspective will help positively guide our operations as we work to integrate our acquisition of NDCHealth and position Per-Se for future growth."

Perkins will continue to act as CFO until a successor is named.

All Per-Se operations will report directly to Perkins. The following individuals will lead Per-Se's respective business segments.

     - G. SCOTT MACKENZIE has been named president, Pharmacy Solutions. MacKenzie will oversee Per-Se's entire pharmacy operations, including network services and enterprise software. Previously, MacKenzie was executive vice president and general manager for the pharmacy operations of NDCHealth.

     - PATRICK J. LEONARD has been named president, Physician Solutions. Leonard will oversee Per-Se's entire business management outsourcing business for hospital-based physicians. Leveraging Per-Se's market-leading position in outsourcing for hospital-based physicians, Leonard will be responsible for the Company's expansion into business management outsourcing for office-based physicians. In addition, Leonard will oversee the physician practice management (PPM) software operations, with STEVEN M. KILGUSS, senior vice president and general manager, PPM solutions, reporting directly to him. Kilguss previously was vice president and general manager of NDCHealth's PPM operations. Previously, Leonard was president of specialty operations, overseeing all aspects of operations for the specialties of radiology, pathology, anesthesiology and emergency medicine.

     - DAVID F. MASON has been named president, Hospital Solutions - Revenue Cycle Management. Mason will oversee the revenue cycle management tools and infrastructure delivered to hospitals and healthcare organizations, including the ePremis(R)and ClaimTrack(R)claims processing product lines. As part of the Company's strategy to leverage its market-leading assets, Mason also will be responsible for the Company's expansion into the hospital business management outsourcing market. During December, Per-Se acquired privately held Integra Solutions, a hospital revenue cycle management outsourcing firm located in Norcross, Ga. Per-Se currently provides outsourcing services to more than 80 hospitals. Previously, Mason was president of academic and multispecialty operations for the hospital-based physician outsourcing business.

     - KARL E. STRAUB, senior vice president and general manager, Hospital Solutions - Resource Management, will continue to oversee Per-Se's resource management offerings, which include staff and patient enterprise scheduling solutions.

PHILIP JORDAN NAMED CHIEF OF PRODUCT STRATEGY

Philip J. Jordan, formerly president of Per-Se's Hospital Services division, will serve in the newly created role of chief of product strategy, reporting to Pead. In this role, Jordan will work with internal operations as well as the Company's extensive customer base to help create new products and services that meet the needs of Per-Se's market.

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"From real-time processing to consumer-driven health plans, the healthcare industry is undergoing dramatic change," stated Pead. "This change will help improve healthcare delivery, drive efficiencies, and lower the overall cost of healthcare. Our goal is to be the business partner that helps healthcare providers profitably embrace these changes."

"Our new organizational structure provides for a more efficient focus on the many opportunities available to us in the dynamic healthcare industry. We expect that our expanded market-leading healthcare products and services, dedicated employees, and strong leadership will continue to provide significant value to our customers and shareholders," added Pead.

ABOUT PER-SE TECHNOLOGIES

Per-Se Technologies (Nasdaq: PSTI) is the leader in Connective Healthcare. Connective Healthcare solutions from Per-Se enable healthcare providers to achieve their income potential by creating an environment that streamlines and simplifies the complex administrative burden of providing healthcare. Per-Se's Connective Healthcare solutions help reduce administrative expenses, increase revenue and accelerate the movement of funds to benefit providers, payers and patients. More information about Alpharetta, Ga.-based Per-Se is available at www.per-se.com.

SAFE HARBOR STATEMENT

This press release contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of management of both companies. There are a number of risks and uncertainties that could cause actual results to differ materially from the expectations of management. You are encouraged to consult the filings which Per-Se makes with the Securities and Exchange Commission for more information concerning such risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.

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Editor's note: Per-Se Technologies is a registered trademark of Per-Se
Technologies, Inc. All other trademarks are the property of their respective owners.